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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 11, 2001


                            CHEVY CHASE BANK, F.S.B.
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             (Exact name of registrant as specified in its charter)



          United States                   333-71668              52-0897004
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(State or Other Jurisdiction of       (Commission File        (I.R.S. Employer
         Incorporation)                    Number)           Identification No.)


           7501 Wisconsin Avenue
         Bethesda, Maryland 20814                                 20814
                                                              -------------
     (Address of Principal Executive                            (Zip Code)
                 Offices)


        Registrant's telephone number, including area code (301) 986-7000
                                                          ---------------------

                                    No Change
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          (Former name or former address, if changed since last report)


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 Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
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 (a)      Not applicable

 (b)      Not applicable

 (c)      Exhibits:


             8.1  Opinion of Dewey Ballantine LLP regarding certain tax matters.


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                                   SIGNATURES

          Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                              CHEVY CHASE BANK, F.S.B., on behalf of Chevy Chase Auto Receivables Trust 2001-3

                              Registrant



                              By:    /s/ Mark A. Holles
                                     ------------------
                              Name:  Mark A. Holles
                              Title: Group Vice President



Dated:  December 11, 2001

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                                  EXHIBIT INDEX

Exhibit No.     Description
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Exhibit 8.1     Opinion of Dewey Ballantine LLP regarding certain tax matters.